BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Class K Shares

Supplement dated November 14, 2016 to the Prospectus and Statement of Additional Information of the Fund, each dated October 1, 2016

Effective immediately, the following changes are made to the Fund’s Prospectus and Statement of Additional Information.

Footnote 2 to the Fund’s fee table relating to a management fee waiver in the section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Managed Income Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[2]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 42, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II (the “Trust”) or by a vote of a majority of the outstanding voting securities of the Fund.

The section of the Fund’s Prospectus entitled “Details About the Fund — Information about Underlying Funds and ETFs” is hereby amended to add the following to the table in the subsection entitled “Description of Underlying Funds:”

Fund Name	Investment Objective and Principal Strategies
BATS: Series A Portfolio

The investment objective of the fund is to seek a high level of current income consistent with capital preservation.

In pursuit of the investment objective, the fund will principally invest in the following securities: asset-backed securities; commercial and residential mortgage-backed securities issued or guaranteed by the U.S. Government, various agencies of the U.S. Government or various instrumentalities that have been established or sponsored by the U.S. Government; commercial and residential mortgage-backed securities issued by banks and other financial institutions; collateralized mortgage obligations (“CMOs”); loans backed by commercial or residential real estate; derivatives; and repurchase agreements and reverse repurchase agreements.

Certain of the asset-backed securities and mortgage-backed securities in which the fund may invest include securities backed by pools of subprime auto loans and subprime mortgages, respectively.

The management team evaluates sectors of the securitized asset market (i.e., asset-backed and mortgage-backed securities market) and individual securities within these sectors. The management team may, when consistent with the fund’s investment objective, buy or sell options or futures on a security or an index of securities, or enter into swap agreements, including total return, interest rate and credit default swaps, or foreign currency transactions (collectively, commonly known as derivatives). The fund may invest in derivatives for hedging purposes, as well as to increase the return on its portfolio investments. The fund may also use derivatives for leverage, in which case their use would

Fund Name	Investment Objective and Principal Strategies

involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price).

The fund may also invest in collateralized debt obligations, including collateralized loan obligations.

Under normal market conditions, the fund invests at least 25% of its total assets in mortgage-related securities, which include, but are not limited to, mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities or those issued by private issuers, CMOs, real estate loans, dollar rolls, stripped mortgage-backed securities and CMO residuals. The fund’s investment in mortgage-related securities may consist entirely of privately issued securities, which are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers.

The fund may invest in investment grade securities and non-investment grade securities (high yield or junk bonds) of any maturity. Investment grade securities acquired by the fund will be rated investment grade by at least one major rating agency (Standard & Poor’s Global Ratings, a division of the McGraw Hill Companies (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the management team to be of similar quality. Non-investment grade securities acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Fitch or Ba or lower by Moody’s) or, if unrated, determined by the management team to be of similar quality.

The fund is classified as non-diversified under the Investment Company Act of 1940, as amended.

The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The sixth paragraph in the section of the Fund’s Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The third paragraph in the section of the Fund’s Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PR-SAI-MIF-K-1116SUP

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